Filed under Rules 497(e) and 497(k)

Registration Nos. 002-83631

VALIC Company I

Blue Chip Growth Fund

(the “Fund”)

Supplement dated February 9, 2021

to the Fund’s Summary Prospectus and Prospectus dated

October 1, 2020, as supplemented and amended to date

Effective October 1, 2021, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Fund Summary: Blue Chip Growth Fund – Investment Adviser,” in the table under the heading “Portfolio Managers,” references to Larry J. Puglia, CFA are hereby deleted and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since

Paul D. Greene II Vice President	2021

Effective October 1, 2021, in the section of the Prospectus entitled “Management,” under the heading “Information about the Subadviser,” the second paragraph under “T. Rowe Price Associates, Inc. (“T. Rowe Price”)” is deleted and replaced with the following:

The Blue Chip Growth Fund is managed by an investment advisory committee, chaired by Paul D. Greene II. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Greene has been the chairman of the investment advisory committee for the Fund since 2021. During the past five years, Mr. Greene has served as a portfolio manager for various T. Rowe Price Funds. Mr. Greene joined T. Rowe Price in 2006 and his investment experience dates from that time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.